Exhibit 10.7

AUTOGENOMICS, INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of this 19th day of July, 2006, by and among AutoGenomics, Inc., a California corporation (the “Company”), MESA Development Inc. of Nevada, a Nevada corporation (“MESA Research”) and the purchasers of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred”) executing and delivering a counterpart signature page to this Agreement from time to time (together with Mesa Research, each individually, a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S

A. Pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement, of even date herewith (the “Purchase Agreement”), among the Company and the Purchasers, the Purchasers are purchasing shares of the Series C Preferred and, as additional consideration for the purchase of the shares of the Series C Preferred, the Company is issuing to the Purchasers warrants (collectively, the “Warrants”) to purchase additional shares of the Series C Preferred (the shares of Series C Preferred issuable upon exercise of the Warrants, the “Warrant Shares”).

B. It is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

C. Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them in the Purchase Agreement.

A G R E E M E N T

In consideration of the foregoing and the agreements set forth below, the parties agree with each other, as follows:

1. DEFINITIONS. As used herein:

1.1 The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.2 The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.10 hereof.

1.3 The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below) and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

1.4 For the purposes hereof, the term “Registrable Securities” means and includes (i) the shares of Common Stock of the Company issued or issuable upon conversion of the Series C Preferred, (ii) the shares of Common Stock of the Company issued or issuable upon conversion of the Warrant Shares, and (iii) any Common Stock of the Company issued, or issuable upon the conversion or exercise of any warrant, right or other security which is issued, as a result of a stock split, dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities (A) sold by a person in a transaction in which its rights under Section 2 are not assigned, (B) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or otherwise sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) held by a Holder who no longer is entitled to exercise any right provided in Section 2 in accordance with Section 2.13 hereof.

1.5 The term “Ownership Percentage” means and includes, with respect to each Holder of Registrable Securities requesting inclusion of Registrable Securities in an offering pursuant to this Agreement, the number of Registrable Securities held by such Holder divided by the aggregate number of all Registrable Securities held by all Holders requesting registration in such offering.

1.6 The term “Public Offering” means and includes the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of securities to the general public for the account of the Company.

1.7 The term “Securities Act” means the Securities Act of 1933, as amended.

2. REGISTRATION RIGHTS.

2.1 “Piggy Back” Registration. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any shareholder of the Company exercising registration rights other than pursuant to Section 2.2 or Section 2.3 hereof) any of its Common Stock in connection with the public offering of such securities solely for cash (other than a registration relating solely to (i) the sale of securities to participants in a Company employee benefits plan, (ii) equity securities issuable upon conversion of debt securities or (iii) a registration relating solely to a Rule 145 transaction), it shall send to each Holder written notice of such determination and, if within ten (10) days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Securities that such Holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock included in any such registration statement because, in such underwriter’s judgment, such limitation is necessary based on market conditions, (a) if such offering is the initial Public Offering of the Company’s securities solely for the Company’s own account, the Holders may be excluded entirely if the underwriters make the determination described above, and (b) if such offering is not the initial Public Offering of the Company’s securities or if the underwriters otherwise do not entirely exclude the Registrable Securities from the registration, the Company shall be obligated to include in such registration statement, with respect to the requesting Holder, only an amount of Registrable Securities equal to the product of (i) the number of Registrable Securities that remain available for registration after the underwriter’s cut back and (ii) such Holder’s Ownership Percentage; provided, however, in either case, no Registrable Securities shall be reduced or excluded from any registration unless all other securities other than the Registrable Securities are first entirely excluded from such registration.

If any Holder disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this Section 2.1 shall be construed to limit any registration required under Section 2.2.

2.2 Required Registration.

(a) On two (2) occasions after the date that is the earlier of (i) Monday, July 19, 2010, and (ii) one hundred eighty (180) days after the consummation of the initial Public Offering, Holders of at least a majority of the Registrable Securities then outstanding may require the Company to register such Holders’ Registrable Securities under the Securities Act. Such Holders shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale of all or any portion of the Registrable Securities, and within ten (10) days of the receipt after such notice, the Company will so notify all Holders of Registrable Securities.

(b) Upon written request of any Holder given within thirty (30) days after the receipt by such Holder from the Company of such notification, the Company will use its best efforts to cause all or any part of the Registrable Securities that may be requested by any Holder thereof (including the Holders giving the initial notice of intent to offer (each an “Initiating Holder” and collectively the “Initiating Holders”)) to be registered under the Securities Act as expeditiously as possible; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.2 unless the proposed aggregate dollar amount of the offering (valued at the high end of a proposed offering range) of the Registrable Securities requested to be included is at least $10,000,000.

(c) Notwithstanding anything contained in this Section 2.2 or Section 2.3 to the contrary, if the Company furnishes to the Holders requesting any registration pursuant to such sections a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and that it is in the best interests of the Company to defer the filing of a registration statement, then the Company shall have the right to defer the filing of a registration statement with respect to such offering for a period of not more than one hundred and eighty (180) days from receipt by the Company of the request by the Initiating Holder; provided, however, that the Company may not exercise such right more than once in any twelve-month period.

(d) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request and the Company shall include such information in the written notice referred to above.

(e) The underwriter shall be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his, her or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected for such underwriting.

(f) Notwithstanding the foregoing, if the managing underwriter shall impose a limitation on the number of shares of Common Stock included in any such registration statement because, in such underwriter’s judgment, such limitation is necessary based on market conditions, the Company shall be obligated to include in such registration statement, with respect to the Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, only an amount of Registrable Securities equal to the product of (i) the number of Registrable Securities that remain available for registration after the underwriter’s cut back and (ii) such Holder’s Ownership Percentage; provided, however, that the number of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities other than the Registrable Securities are first entirely excluded from the underwriting.

(g) Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2: (i) after the Company has effected two (2) registrations pursuant to this Section 2.2 and such registrations have been declared or ordered effective; (ii) during the period ending on a date one hundred eighty (180) days after the consummation of the initial Public Offering; or (iii) if within thirty (30) days after receipt by the Company of the Holders’ initial notice of intent to offer, the Company furnishes to such Holders requesting registration a certificate signed by the President of the Company stating the Company’s intent to file a registration statement for the initial Public Offering within the following ninety (90) days.

2.3 Registration on Form S-3. At any time after the Company becomes eligible to register Registrable Securities for resale on Form S-3, or any similar form subsequently adopted by the Securities and Exchange Commission (“SEC”) which permits incorporation of substantial information by reference to other documents filed by the Company with the SEC (“Form S-3”), if the Company shall receive from one or more Holder or Holders of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Company furnishes to the Holders requesting any registration pursuant to this Section 2.3 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such Form S-3 registration would be detrimental to the Company and that it is in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer the filing of the Form S-3 registration statement with respect to such offering for a period of not more than ninety (90) days from receipt by the Company of the request by the Initiating Holder; provided, however, that the Company may not exercise such right more than once in any twelve-month period; (3) if such Form S-3 registration statement covers an offering of less than $500,000 of Registrable Securities; (4) if the Holders are otherwise eligible to sell their Registrable Securities under Rule 144 of the Securities Act; or (5) during the period ending on a date one hundred eighty (180) days after the effective date of a registration pursuant to Section 2.2 hereof or this Section 2.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration effected pursuant to Section 2.2.

2.4 Effectiveness.

(a) The Company will use its best efforts to maintain the effectiveness for at least ninety (90) days of any registration statement pursuant to which any of the Registrable Securities are being offered or until the distribution described in such registration statement is completed, if earlier; provided, however, that: (i) such period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until the earlier to occur of (A) one hundred and eighty (180) days following the effectiveness of the registration statement, or (B) the date that all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

(b) The Company will from time to time amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

2.5 Indemnification.

(a) Indemnification of Holders. In the event that the Company registers any of the Registrable Securities under the Securities Act, the Company will, to the extent permitted by law, indemnify and hold harmless each Holder, its legal counsel and independent accountants, and each of their officers, directors and partners, and each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company); (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or (iii) any violation by the Company of the Securities Act, the Exchange Act, a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 2.5(a) will not apply where such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder of Registrable Securities, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by any Holder of Registrable Securities, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder of Registrable Securities, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder of Registrable Securities, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Holder of Registrable Securities, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of such Holder, underwriter or controlling person by counsel retained by or on the behalf of the Company would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case the Company shall pay, as incurred, the fees and expenses of one (1) such separate counsel. The Company shall not be liable to indemnify any person under this Section 2.5(a) for any settlement of any such action effected without the Company’s consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 2.5(a) (which approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

(b) Indemnification of Company. In the event that the Company registers any of the Registrable Securities under the Securities Act, each Holder of the Registrable Securities so registered will, to the extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Securities so registered (including any broker or dealer through whom any of such shares may be sold), and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder, expressly for use therein; provided, however, that such Holder’s obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold in such registration, except in the case of fraud by such Holder. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder of Registrable Securities, the Company will notify such Holder of Registrable Securities in writing of the commencement thereof, and such Holder of Registrable Securities shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder of Registrable Securities. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its officers or directors or any underwriter or controlling person by counsel retained by or on the behalf of such Holder would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case such Holder shall pay, as incurred, the fees and expenses of one (1) such separate counsel. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any Holder of Registrable Securities pursuant to Section 2.5(a), the Company shall have the right to assume the defense of such action, subject to the right of such holders to participate therein as permitted by Section 2.5(a). Such Holder shall not be liable to indemnify any person for any settlement of any such action effected without such Holder’s consent (which consent shall not be unreasonably withheld). Such Holder shall not, except with the approval of the Company (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

(c) The obligations of the Company and the Holders under this Section 2.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

2.6 Contribution. If the indemnification provided for in Section 2.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of Section 2.5 hereof or this Section 2.6, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7 Exchange Act Registration. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) take such reasonable action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file on a timely basis with the SEC all information that the SEC may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company’s Common Stock; and

(d) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the SEC, and (iii) any other reports and documents that a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Registrable Securities without registration.

2.8 Further Obligations of the Company. Whenever the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

(a) furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

(b) use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this Agreement under the applicable securities or “blue sky” laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

(c) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(d) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(e) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(g) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective:

(i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and

(ii) “comfort” letters signed by the Company’s independent public accountants who have examined and reported on the Company’s financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ “comfort” letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ “comfort” letters delivered to the underwriters in underwritten public offerings of securities, but only if and to the extent that the Company is required to deliver or cause the delivery of such opinion or “comfort” letters to the underwriters in an underwritten public offering of securities;

(h) permit each selling Holder or his, her or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them for a bona fide purpose in connection with this Agreement; and

(i) furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the SEC in connection with any such offering unless confidential treatment of such information has been requested of the SEC.

2.9 Expenses. In the case of a registration under Sections 2.1, 2.2 or 2.3 the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, SEC filing fees and “blue sky” fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriter’s commissions or discounts attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities.

2.10 Transfer of Registration Rights. The registration rights of a Holder of Registrable Securities under this Agreement may be transferred (but only with all related obligations) to a transferee or assignee which receives at least twenty percent (20%) of the Registrable Securities then held by the Holder, provided that, such transfer or assignment shall be effective only if the transferee agrees to be bound by this Agreement, such transfer or assignment satisfies the transfer requirements set forth in the Investors’ Rights Agreement (as defined in Section 2.3 of the Purchase Agreement) and complies with federal and state securities laws, and that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred.

2.11 No Superior Rights. The Company will not grant registration rights to any person or entity that are superior to the rights granted hereunder without first obtaining the prior written consent of the Holders of at least a majority of then outstanding Registrable Securities; provided, however, that this restriction shall not apply to a grant of registration rights to investors in connection with a private offering of the Company’s securities in which the Company receives gross proceeds of at least $20 million.

2.12 Market Stand-Off Agreement. Provided that all Holders are treated equally and all officers and directors of the Company are also so bound, no Holder shall, to the extent requested by any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities during a period (the “Stand-Off Period”) not to exceed 180 days following the effective date of a registration statement under the Securities Act, (or in each case such shorter period as the Company or managing underwriter may authorize), and except in each case, for securities sold as part of the offering covered by such registration statement in accordance with the provisions of this Agreement, and further agrees to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such Public Offering. In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Securities of each Holder until the end of the Stand-Off Period. Each Holder agrees that it will not transfer securities of the Company unless such transferee agrees in writing to be bound by the provisions of this Section 2.12.

Notwithstanding the foregoing, the obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

2.13 Termination of Registration Rights. The obligations of the Company to register any Holder’s Registrable Securities pursuant to this Section 2 shall terminate if all of a Holder’s Registrable Securities may be sold under Rule 144 during any ninety (90) day period.

3. MISCELLANEOUS.

3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

3.3 Entire Agreement. This Agreement, the Purchase Agreement and the exhibits and other documents delivered pursuant to the Purchase Agreement, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.4 Severability. Any invalidity, illegality, or limitation of the enforceability of any one or more of the provisions of this Agreement, or any part thereof, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to any other term or provision. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.5 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived with the written consent of the Company and the Holders of not less than a majority of then outstanding Registrable Securities; provided, however, that no such amendment or waiver shall reduce the aforesaid percentage requirement without the consent of the Holders of all of such Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the parties hereto and their then existing and future successors and assigns. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the record holders of any Registrable Securities of the Company who have not previously consented thereto in writing.

3.6 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Holders of Registrable Securities upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Holders’ part of any breach, default or noncompliance under this Agreement, or any waiver on the Holders’ part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies under this Agreement, under law, or otherwise afforded to the Holders, shall be cumulative and not alternative.

3.7 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, upon confirmed facsimile transmission, on the next business day following mailing by professional overnight courier service or on the third day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(a)	if to a Purchaser, at such Purchaser’s address as set forth on such Purchaser’s counterpart signature page hereto;

(b)	if to the Company, at

AutoGenomics, Inc.

2251 Rutherford Road

Carlsbad, CA 92008

Attention: Fareed Kureshy, President & CEO

Facsimile: (760) 804-7382

with a copy to

Bingham McCutchen LLP

600 Anton Boulevard, 18th Floor

Costa Mesa, CA 92626

Attention: James W. Loss, Esq.

Facsimile: (714) 830-0726

(c) Any party may at any time change the address to which notice to such party shall be mailed by giving notice of such change to all of the other parties pursuant to this Section 3.7.

3.8 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court or proceeding.

3.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[remainder of this page intentionally left blank]

COUNTERPART PURCHASER SIGNATURE PAGE TO

AUTOGENOMICS, INC.

REGISTRATION RIGHTS AGREEMENT

The undersigned, in its capacity as a Purchaser, hereby executes and delivers the Registration Rights Agreement to which this signature page is attached and agrees to be bound by the Registration Rights Agreement on the date set forth on the first page of the Registration Rights Agreement. This counterpart signature page, together with all counterparts of the Registration Rights Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Registration rights Agreement.

“THE COMPANY”

AUTOGENOMICS, INC.,

a California corporation

By:	/s/ Fareed Kureshy
Fareed Kureshy, President & CEO

“PURCHASERS”

“Mesa Research”

MESA Research Inc. of Nevada,

a Nevada corporation

By:	/s/ William H. Davidson
William H. Davidson, President & Treasurer

Selah Trust
[Print Name of Purchaser]

/s/ William T. Baker
[Signature]

Name:	William T. Baker

Title:	Trustee

Joseph P. Sullivan
[Print Name of Purchaser]

/s/ Joseph P. Sullivan
[Signature]
Name:	Joseph P. Sullivan

Title:

Dennis D. Curtin		Karen E. Hogan Curtin
[Print Name of Purchaser]		[Name of Co-Purchaser, if applicable]

/s/ Dennis D. Curtin		/s/ Karen E. Hogan Curtin
[Signature]		[Signature]
Name:	Dennis D. Curtin	Name:	Karen E. Hogan Curtin

Title:	Title:

Bamboo LLC
[Print Name of Purchaser]

/s/ Nolan T. Higa
[Signature]
Name:	Nolan T. Higa

Title:	Manager

Roger I. MacFarlane
[Print Name of Purchaser]

/s/ Roger I. MacFarlane
[Signature]
Name:	Roger I. MacFarlane

Title:

Warren H. Lortie Trust
[Print Name of Purchaser]

/s/ Warren H. Lortie
[Signature]

Name:	Warren H. Lortie

Title:	Trustee

Rue Family Trust Utd. 2/10/89
[Print Name of Purchaser]

/s/ Michael M. Rue
[Signature]

Name:	Michael M. Rue

Title:	Trustee

Tregale Group Limited
[Print Name of Purchaser]

/s/ Tregale Group Limited
[Signature]

Name:	Tregale Group Limited

Title:

AR Properties
[Print Name of Purchaser]

/s/ Randall J. Repp
[Signature]

Name:	Randall J. Repp

Title:	General Partner

Harold F. McGrath		Hilary McGrath
[Print Name of Purchaser]		[Name of Co-Purchaser, if applicable]

/s/ Harold F. McGrath		/s/ Hilary McGrath
[Signature]		[Signature]
Name:	Harold F. McGrath	Name:	Hilary McGrath

Title:	Joint Tenant	Title:	Joint Tenant

Linda Formo Brandes
[Print Name of Purchaser]

/s/ Linda Formo Brandes
[Signature]
Name:	Linda Formo Brandes

Title:

Josh Tolkoff
[Print Name of Purchaser]

/s/ M.J. Tolkoss
[Signature]
Name:	M.J. Tolkoss

Title:

Bradley A. Danielson		Jone L. Danielson
[Print Name of Purchaser]		[Name of Co-Purchaser, if applicable]

/s/ Bradley A. Danielson		/s/ Jone L. Danielson
[Signature]		[Signature]
Name:	Bradley A. Danielson	Name:	Jone L. Danielson

Title:	Title:

Kevin A. Doyle, Pershing LLC Custodian
[Print Name of Purchaser]

/s/ IRA FBO Kevin A. Doyle
[Signature]

Name:	IRA FBO Kevin A. Doyle

Title:

Zialiddin Esmail
[Print Name of Purchaser]

/s/ Zialiddin Esmail
[Signature]

Name:	Zialiddin Esmail

Title:

SM Autogenomics LLC
[Print Name of Purchaser]

/s/ Robert S. Feidelson
[Signature]

Name:	Robert S. Feidelson

Title:	Member

Valutech Investors
[Print Name of Purchaser]

/s/ Dennis A. Repp
[Signature]

Name:	Dennis A. Repp

Title:	General Partner

AR Properties
[Print Name of Purchaser]

/s/ Randall J. Repp
[Signature]

Name:	Randall J. Repp

Title:	General Partner

Narlinger Family Partnership, LP
[Print Name of Purchaser]

/s/ Dennis Narlinger
[Signature]

Name:	Dennis Narlinger

Title:	Trustee

Jeffrey Narlinger Trust
[Print Name of Purchaser]

/s/ Jeffrey Narlinger
[Signature]

Name:	Jeffrey Narlinger

Title:	Trustee

Michael Narlinger Trust
[Print Name of Purchaser]

/s/ Michael Narlinger
[Signature]

Name:	Michael Narlinger

Title:	Trustee

Jeffrey L. Irwin IRA
[Print Name of Purchaser]

/s/ Jeffrey L. Irwin
[Signature]

Name:	Jeffrey L. Irwin

Title:

Gleamco
[Print Name of Purchaser]

/s/ George R. Roberts
[Signature]

Name:	George R. Roberts

Title:	President

MHIC Ventures I, LLC
[Print Name of Purchaser]

/s/ MHIC, LLC
[Signature]

Name:	MHIC, LLC

Title:	Managing Member

Whitecap AG, LLC
[Print Name of Purchaser]

/s/ William V. Andrew
[Signature]

Name:	William V. Andrew

Title:	Manager

Anchan Family Trust
[Print Name of Purchaser]

/s/ Richard J. Anchan
[Signature]
Name:	Richard J. Anchan

Title:

Paul Hazen and Cassandra Hazen, as Co-Trustees of The Paul and Cassandra Hazen Trust
[Print Name of Purchaser]

/s/ Paul Hazen		/s/ Cassandra Hazen
[Signature]		[Signature]
Name:	Paul Hazen	Name:	Cassandra Hazen

Title:	Co-Trustee	Title:	Co-Trustee

Steve Hazen and David Duron, as Co-Trustees of The David Duran 2005 Gift Trust
[Print Name of Purchaser]

/s/ Steve Hazen		/s/ David Duron
[Signature]		[Signature]
Name:	Steve Hazen	Name:	David Duron

Title:	Co-Trustee	Title:	Co-Trustee

Steve Hazen and Brandt Hazen, as Co-Trustees of The Brandt Hazen 2005 Gift Trust
[Print Name of Purchaser]

/s/ Steve Hazen		/s/ Brandt Hazen
[Signature]		[Signature]
Name:	Steve Hazen	Name:	Brandt Hazen

Title:	Co-Trustee	Title:	Co-Trustee

Steve Hazen and Brooke Hazen, as Co-Trustees of The Brooke Hazen 2005 Gift Trust
[Print Name of Purchaser]

/s/ Steve Hazen		/s/ Brooke Hazen
[Signature]		[Signature]
Name:	Steve Hazen	Name:	Brooke Hazen

Title:	Co-Trustee	Title:	Co-Trustee

Daniel M. Ardell and Jean M. Ardell Trust, Dated February 23, 1994
[Print Name of Purchaser]

/s/ Daniel M. Ardell
[Signature]
Name:	Daniel M. Ardell

Title:	Co-Trustee

Ron and Helen Matthews Family Trust
[Print Name of Purchaser]

/s/ Roland G. Matthews
[Signature]
Name:	Roland G. Matthews

Title:

Amended and Restated Robinson Family Trust dtd 2/19/03
[Print Name of Purchaser]

/s/ James A. Robinson
[Signature]
Name:	James A. Robinson

Title:	Trustee

James A. Robinson, Jr.
[Print Name of Purchaser]

/s/ James A. Robinson, Jr.
[Signature]

Name:	James A. Robinson, Jr.

Title:

Ernest Hwang
[Print Name of Purchaser]

/s/ Ernest Hwang
[Signature]

Name:	Ernest Hwang

Title:

Elyse B. Repp
[Print Name of Purchaser]

/s/ Elyse B. Repp
[Signature]

Name:	Elyse B. Repp

Title:

IAS Management, LLC
[Print Name of Purchaser]

/s/ Dennis Narlinger
[Signature]

Name:	Dennis Narlinger

Title:	Managing Member

Narlinger Family Partnership LP
[Print Name of Purchaser]

/s/ Dennis Narlinger
[Signature]

Name:	Dennis Narlinger

Title:	General Partner

Richard T. Wheeler
[Print Name of Purchaser]

/s/ Richard T. Wheeler
[Signature]

Name:	Richard T. Wheeler

Title:

Robert A. Levin
[Print Name of Purchaser]

/s/ Robert A. Levin
[Signature]

Name:	Robert A. Levin

Title:

Kevin A. Doyle
[Print Name of Purchaser]

/s/ Kevin A. Doyle
[Signature]

Name:	Kevin A. Doyle

Title:

Camden C. Danielson
[Print Name of Purchaser]

/s/ Camden C. Danielson
[Signature]
Name:	Camden C. Danielson

Title:

Michel LaPlante
[Print Name of Purchaser]

/s/ Michel LaPlante
[Signature]
Name:	Michel LaPlante

Title:

The Danielson Family Trust
[Print Name of Purchaser]

/s/ Art Danielson		/s/ M.L. Danielson
[Signature]		[Signature]
Name:	Art Danielson	Name:	M.L. Danielson

Title:	Trustee	Title:	Trustee

Karen L. Danielson
[Print Name of Purchaser]

/s/ Karen L. Danielson
[Signature]
Name:	Karen L. Danielson

Title:

AHI/NTI Associates, LLC
[Print Name of Purchaser]

/s/ Robyn C. Davis
[Signature]

Name:	Robyn C. Davis

Title:	Manager

William H. Davidson
[Print Name of Purchaser]

/s/ William H. Davidson
[Signature]

Name:	William H. Davidson

Title:	Director

Charles Tobias Swinter
[Print Name of Purchaser]

/s/ Charles Swinter
[Signature]

Name:	Charles T. Swinter

Title:

The Testman Trust
[Print Name of Purchaser]

/s/ Thomas R. Testman
[Signature]

Name:	Thomas R. Testman

Title:	Trustee

Thomas V. Hennessey, Jr.
[Print Name of Purchaser]

/s/ Thomas V. Hennessey, Jr.
[Signature]

Name:	Thomas V. Hennessey, Jr.

Title:

Jay Penske
[Print Name of Purchaser]

/s/ Jay Penske
[Signature]

Name:	Jay Penske

Title: